Commitments and Contingencies	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies
12.	Commitments and Contingencies

The Company is a defendant in certain claims and legal actions arising in the ordinary course of business. Management and the Company’s legal counsel are of the opinion that the ultimate disposition of these matters will not have a material adverse effect on the Company’s financial condition, results of operations or liquidity.

At December 31, 2012, the Company was obligated under various non-cancelable operating leases on buildings and land used for office space and banking purposes. These operating leases contain escalation clauses which provide for increased rental expense, based primarily on increases in real estate taxes and cost-of-living indices. Rental expense under these leases aggregated approximately $13.9 million, $10.4 million and $7.2 million for the year ended December 31, 2012, 2011 and 2010, respectively.

The projected annual minimum rental commitments are as follows:

Amount
(In thousands)
2013	$11,156
2014	11,281
2015	11,083
2016	10,686
2017	9,416
Thereafter	59,593

$113,215

Financial Transactions with Off-Balance-Sheet Risk and Concentrations of Credit Risk

The Company is a party to transactions with off-balance-sheet risk in the normal course of business in order to meet the financing needs of its customers. These transactions consist of commitments to extend credit. These transactions involve, to varying degrees, elements of credit and interest rate risk in excess of the amounts recognized in the accompanying consolidated balance sheets.

At December 31, 2012, the Company had commitments to originate commercial real estate and commercial and industrial loans of $267.2 million and $33.7 million, respectively. Additionally, the Company had commitments to originate residential fixed- and variable-rate loans of approximately $133.1 million and $54.5 million, respectively; commitments to purchase residential fixed- and variable-rate loans of $85.2 million and $32.3 million, respectively; and unused home equity and overdraft lines of credit, and undisbursed business and construction loans, totaling approximately $455.5 million. No commitments are included in the accompanying consolidated financial statements. The Company has no exposure to credit loss if the customer does not exercise its rights to borrow under the commitment.

The Company uses the same credit policies and collateral requirements in making commitments and conditional obligations as it does for on-balance-sheet loans. Commitments to extend credit are agreements to lend to customers as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since the commitments may expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. The Company evaluates each customer’s creditworthiness on a case-by-case basis. The amount of collateral obtained if deemed necessary by the Company upon extension of credit is based on management’s credit evaluation of the borrower. Collateral held varies but primarily includes residential properties.

The Company principally grants residential mortgage loans, commercial real estate, multi-family, construction, C&I and consumer loans to borrowers throughout New Jersey and states in close proximity to New Jersey. Its borrowers’ abilities to repay their obligations are dependent upon various factors, including the borrowers’ income and net worth, cash flows generated by the underlying collateral, value of the underlying collateral and priority of the Company’s lien on the property. Such factors are dependent upon various economic conditions and individual circumstances beyond the Company’s control; the Company is, therefore, subject to risk of loss. The Company believes its lending policies and procedures adequately minimize the potential exposure to such risks, and adequate provisions for loan losses are provided for all probable and estimable losses. Collateral and/or government or private guarantees are required for virtually all loans.

The Company also originates interest-only one-to four-family mortgage loans in which the borrower makes only interest payments for the first five, seven or ten years of the mortgage loan term. This feature will result in future increases in the borrower’s contractually required payments due to the required amortization of the principal amount after the interest-only period. These payment increases could affect the borrower’s ability to repay the loan. The amount of interest-only one-to four-family mortgage loans at December 31, 2012 and December 31, 2011 was $384.9 million, and $478.4 million, respectively. The Company maintains stricter underwriting criteria for these interest-only loans than it does for its amortizing loans. The Company believes these criteria adequately control the potential exposure to such risks and that adequate provisions for loan losses are provided for all known and inherent risks.

In the normal course of business the Company sells residential mortgage loans to third parties. These loan sales are subject to customary representations and warranties. In the event that we are found to be in breach of these representations and warranties, we may be obligated to repurchase certain of these loans.

In connection with its mortgage banking activities, the Company has certain freestanding derivative instruments. At December 31, 2012 the Company had commitments of approximately $101.2 million to fund loans which will be classified as held-for-sale with a like amount of commitments to sell such loans which are considered derivative instruments under ASC 815, “Derivatives and Hedging.” The Company also had commitments of $61.9 million to sell loans at December 31, 2012. The fair values of these derivative instruments are immaterial to the Company’s financial condition and results of operations.

Standby letters of credit are conditional commitments issued by us to guarantee the performance of a customer to a third party. The guarantees generally extend for a term of up to one year and are fully collateralized. For each guarantee issued, if the customer defaults on a payment or performance to the third party, we would have to perform under the guarantee. Outstanding standby letters of credit totaled $13.6 million at December 31, 2012. The fair values of these obligations were immaterial at December 31, 2012. In addition, at December 31, 2012, we had $107,500 in commercial letters of credit outstanding.